   (LOGO)
- ----------------------------------------------------------------------------
   SPS Technologies, Inc.
   101 Greenwood Avenue, Suite 470
   Jenkintown, Pennsylvania 19046
   Notice of
   Annual Meeting of Shareholders
- ----------------------------------------------------------------------------


   The Annual Meeting of Shareholders of SPS Technologies, Inc. will be held on Monday, May 23, 1994, at ten o'clock a.m., local time, at 17 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, in the Forum Room (eighth floor), for the following purposes:


       1. To elect two Class II directors for a term of three years; and


       2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.


       All shareholders are cordially invited to attend the meeting. Shareholders of record at the close of business on April 4, 1994 will be entitled to vote at the meeting.


                                         Aaron Nerenberg
                                         Secretary

   April 22, 1994












- ----------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
   You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope.
- ----------------------------------------------------------------------------

                                Proxy Statement
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------
                                    General
- ----------------------------------------------------------------------------
       This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of SPS Technologies, Inc. ("Company"), to be held on Monday, May 23, 1994, and at any adjournments or postponements thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 22, 1994.

       Shareholders are requested to mark, sign, date and return in the envelope provided, the enclosed proxy which is being solicited by the Board of Directors of the Company. No postage is required if the proxy is returned in the enclosed envelope and mailed in the United States.

       Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. The proxy is revocable by delivering written notice of revocation to the Secretary of the Company at any time before the proxy is voted, by a properly executed, later-dated proxy, or by attending the meeting and voting in person.

       The cost of soliciting proxies will be paid by the Company. The
   Company will reimburse brokers, custodians, nominees and fiduciaries for the cost of forwarding materials to beneficial owners. Proxies may be solicited by directors, officers and employees, but such persons will not be specially compensated for such services.
- ----------------------------------------------------------------------------
                               Voting Information
- ----------------------------------------------------------------------------
       Only record holders of Common Stock of the Company at the close of business on April 4, 1994, are entitled to vote. On that date there were issued and outstanding 5,107,292 shares of Common Stock, par value $1.00 per share, each of which is entitled to one vote and which, in the election of directors, has cumulative voting rights. This means that shareholders have the right to multiply the number of votes to which they may be entitled by the total number of directors to be elected in the same election and may cast the whole number of such votes for one nominee or may distribute them among any two or more nominees. Proxy holders may vote cumulatively for any or all of the nominees, and it is the Company's intention to have the proxy holders exercise such cumulative voting rights to elect the maximum number of nominees proposed by the Board of Directors.

       Shares represented by proxies in the accompanying form, unless otherwise directed, will be voted at the Annual Meeting or any adjournments or postponements thereof FOR the election of directors as stated under the heading "Election of Directors". Management does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. Under the Company's By-laws, proposals of shareholders to be presented at the meeting must be submitted in accordance with the procedures summarized below under the heading "Proposals of Shareholders."

- ----------------------------------------------------------------------------
                         Ownership of Voting Securities
- ----------------------------------------------------------------------------
       As of April 15, 1994, the following persons were known by the Company to be the beneficial owners of more than 5% of the voting securities of the Company:

- --------------------------------------------------------------------------------------------------------
   Name and Address                                Amount and Nature of Beneficial
   of Beneficial Owner                           Ownership of Shares of Common Stock    Percent of Class
- --------------------------------------------------------------------------------------------------------
   Gabelli Funds, Inc.,                          1,436,400(a)                           28.1%
   GAMCO Investors, Inc.,
   Gabelli & Company, Inc. and
   Mario J. Gabelli
   One Corporate Center
   Rye, NY 10580-1434

   Tinicum Enterprises, Inc.,                      504,300(b)                            9.9%
     Tinicum Investors, L.P.,
     RIT Capital Partners plc,
     J. Rothschild Holdings plc,
     J. Rothschild Capital
      Management Limited,
     St. James's Place Capital plc, and
     Putnam L. Crafts, Jr.
     900 Stewart Avenue
     Garden City, NY 11530

   Anne Hallowell Miller                           310,099(c)                            6.1%
     c/o Stacey W. McConnell
     MacElree, Harvey, Gallagher
      & Featherman, Ltd.
     P.O. Box 660
     West Chester, PA 19381-0660

   Pinnacle Associates Ltd.                        286,000(d)                            5.6%
     666 Fifth Avenue
     14th Floor
     New York, NY 10103

   Howard T. Hallowell III                         264,340(e)                            5.2%
     c/o Stacey W. McConnell
     MacElree, Harvey, Gallagher
      & Featherman, Ltd.
     P.O. Box 660
     West Chester, PA 19381-0660
- -------------------------------------------------------------------------------------------------------

   (a) Based on information supplied by the named entities in a joint filing on Schedule 13D made on January 6, 1994 with the Securities and Exchange Commission. According to such filing, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Gabelli Funds, Inc. - 169,500 shares (sole voting and dispositive power), GAMCO Investors, Inc. - 1,148,800 shares (sole voting and dispositive power) and 104,700 shares (no voting and sole dispositive power) and Gabelli & Company, Inc. - 6,800 shares (shared voting and dispositive power). Mr. Mario J. Gabelli is the majority stockholder of Gabelli Funds, Inc. and individually owns 6,600 shares (sole voting and dispositive power) of the Company's Common Stock.

   (b) Based on information supplied by the named entities in a joint filing on Schedule 13D made on October 10, 1991, with the Securities and Exchange Commission. According to such filing, the named entities held sole, shared or no voting and dispositive power over the shares as follows: Tinicum Enterprises, Inc. - 214,000 shares (sole voting and dispositive power); Tinicum Investors, L.P. - 73,904 shares (sole voting and dispositive power); RIT Capital Partners plc (RIT) - 132,311 shares (shared voting and dispositive power); J. Rothschild Holdings plc (no voting or dispositive power); J. Rothschild Capital Management Limited (JRCML) - 132,311 shares (shared voting and dispositive power); St. James's Place Capital plc (no voting or dispositive power); and Putnam L. Crafts, Jr. - 84,085 shares (sole voting and dispositive power). The filing indicates that pursuant to a discretionary management agreement between RIT and JRCML, JRCML serves as the investment manager of RIT's investment portfolio and pursuant to such agreement has the authority on behalf of RIT to vote and dispose of RIT's shares. Eric M. Ruttenberg, a director of the Company, is a stockholder, director and executive officer of Tinicum Enterprises, Inc. and a general partner of Tinicum Investors, L.P.

   (c) Based on information supplied by Mrs. Miller in a filing on Schedule 13D made on August 21, 1989, with the Securities and Exchange Commission and modified subsequently by a letter to the Company dated March 22, 1994. According to such information, the shareholdings indicated by Mrs. Miller include 3,883 shares held in a fiduciary capacity in which she has a beneficial interest and shared voting and dispositive power, and 306,216 shares held by Mrs. Miller as to which she has sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 64,906 shares held by the Hallowell Foundation, established in 1956 by H. Thomas Hallowell, Jr., of which the Company is informed Mrs. Miller is a trustee.

   (d) Based on information supplied by Pinnacle Associates Ltd. in a filing on Schedule 13G made on February 11, 1992, with the Securities and Exchange Commission. According to such filing, the named entity held sole voting power over 258,500 shares; shared voting power over 27,500 shares; sole dispositive power over 284,600 shares; and shared dispositive power over 1,400 shares.

   (e) Based on information supplied by Mr. Hallowell to the Company. According to such information, the shareholdings indicated by Mr. Hallowell include 245 shares held in a fiduciary capacity in which he has a beneficial interest and shared voting and dispositive power, and 264,095 shares held by Mr. Hallowell as to which he holds sole voting and dispositive power. The amount of shares held and percent of ownership shown does not include 64,906 shares held by the Hallowell

       Foundation established in 1956 by H. Thomas Hallowell, Jr., of which the Company is informed Mr. Hallowell is a trustee. Mr. Hallowell has disclaimed beneficial ownership of such shares.

            Information pertaining to the voting securities of the Company beneficially owned, as of March 31, 1994, by each director, by the Chief Executive Officers and the four other most highly compensated executive officers, and by the group consisting of such persons and the Company's other executive officers (the "Group") is set forth below. This information has been supplied in each instance by the individuals involved.

- -----------------------------------------------------------------------------------------------------

   Name of Individual or                 Amount and Nature of         Acquirable
   Number of                        Beneficial Ownership of Shares      Within      Percent of Class
   Persons in Group                      of Common Stock(a)           60 Days(b)    If More Than 1%
- -----------------------------------------------------------------------------------------------------
   Charles W. Grigg                                5,000                    0        -
   Howard T. Hallowell III                       264,340                    0        5.2%
   Dr. John F. Lubin                                 110                  779          -
   Allen C. Menke                                  3,100                1,351          -
   Paul F. Miller, Jr.                            11,000                1,557          -
   Eric M. Ruttenberg                                  0(c)               729          -
   John R. Selby                                  62,910               87,317        2.9%
   F. James Skinner                                  500                1,351          -
   Harry J. Wilkinson                             11,600               59,283        1.4%
   Edward H. Kottcamp, Jr.                           500               30,660          -
   Arthur B. Belden                                  700               26,250          -
   John P. McGrath                                 2,676               26,444          -
   All Directors & Executive
   Officers as a Group (16 persons)              365,501              292,032       12.2%

   (a) The individuals named in the table or included in the Group each exercise sole voting and dispositive power over the shares beneficially owned by them except for 6,621 shares held by certain members of the Group, over which such members have shared voting and dispositive power. The total includes 700 shares held by Mr. Belden's wife, as to which Mr. Belden disclaims beneficial ownership and has no voting or dispositive power.

   (b) Represents shares which may be acquired within 60 days of March 31, 1994, through the exercise of stock options under the SPS 1988 Long Term Incentive Stock Plan.

   (c) Eric M. Ruttenberg is a stockholder, director and officer of Tinicum Enterprises, Inc. ("Enterprises") and a general partner of Tinicum Investors, L.P. ("Investors") which have direct beneficial ownership of 214,000 and 73,904 shares of Common Stock, respectively. Based on understandings with certain other beneficial owners of shares of
       Common Stock as set forth in a Schedule 13D filed on October 10, 1991, with the Securities and Exchange Commission with respect to such shares, Enterprises and Investors may be deemed to have indirect beneficial ownership of an additional 216,396 shares of Common Stock, directly owned by such other beneficial owners. Mr. Ruttenberg disclaims beneficial ownership of any shares of Common Stock beneficially owned directly or indirectly by Enterprises, Investors or such other beneficial owners.
- -------------------------------------------------------------------------------

                             Election of Directors
- -------------------------------------------------------------------------------

       The Company currently has eight directors serving in three classes, consisting of two classes of three members each and one class of two members. The term of office of one class will expire each year. Members of each class are elected for terms of three years, except in the case of a vacancy in any class, in which case the vacancy may be filled by the Board of Directors for the balance of the term of the class in which the vacancy exists. Charles W. Grigg was appointed a director in Class I, effective as of December 1, 1993, to replace John R. Selby, who resigned upon retirement, effective November 30, 1993.

       The terms of office of the two Class II directors expire this year. Accordingly, shareholders are being asked to elect two Class II directors who will hold office until the 1997 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless you indicate otherwise, your proxy will be voted in favor of the election of each of the nominees named below for a three-year term. Should any nominee become unavailable for election for any unforeseen reason, the Board of Directors or the Executive Committee of the Board of Directors will determine how the proxies will be voted. The two nominees receiving the highest number of votes cast at the meeting will become directors at the conclusion of the vote tabulation.

       Listed below are the names of, and certain other information respecting, the two nominees for election as Class II directors, and the other five directors who will be continuing in office following the meeting. F. James Skinner and Allen C. Menke are retiring from the Board of Directors, effective on the date of the Annual Meeting of Shareholders.
   Mr. Sharpe has been nominated by the Board of Directors to fill the vacancy in Class II created by Mr. Skinner's retirement. The position in
   Class I of the Board held by Allen C. Menke will be vacant as of May 23,
   1994, due to his retirement. The Board has not yet identified a replacement to fill the vacancy created by Mr. Menke's retirement. Accordingly, the Board has not named a nominee to fill such vacancy, nor will proxies be voted for a greater number of persons than the number of nominees named.
- -------------------------------------------------------------------------------
   CLASS II - NOMINEES FOR A THREE-YEAR TERM
- -------------------------------------------------------------------------------

   Dr. John F. Lubin

   Age: 67                                                Director since 1979
   Educator, University of Pennsylvania since 1949 and a Professor of Management, The Wharton School, University of Pennsylvania, from 1968 until his retirement as Professor Emeritus in July, 1992.

- -------------------------------------------------------------------------------

   Raymond P. Sharpe

   Age: 45                                               Nominee for Director
   Executive Vice President of Cookson America, Inc., a manufacturer of industrial materials, and Chief Operating Officer of the Electronic
   Materials Division, a supplier of special chemicals, metals, printed circuit board laminates and equipment to the printed circuit board fabrication and electronic assembly market, since 1994. President of the Electronic Materials Division since 1989. A director of Hisco Corporation; Trustee, St. Andrews School.
- -------------------------------------------------------------------------------

   CLASS I - DIRECTORS WITH TERMS EXPIRING IN 1995
- -------------------------------------------------------------------------------

   Howard T. Hallowell III

   Age: 59                                                Director since 1992
   Economist, since prior to 1989, at Eastman Kodak Company, a leading manufacturer of photographic equipment and supplies. A trustee of the Hallowell Foundation.
- -------------------------------------------------------------------------------

   Charles W. Grigg

   Age: 54                                                Director since 1993
   Chairman of the Board and Chief Executive Officer of the Company since December 1, 1993. Previously, since prior to 1989, President and Chief Operating Officer of Watts Industries, Inc., a manufacturer of valve products.
- -------------------------------------------------------------------------------

   CLASS III - DIRECTORS WITH TERMS EXPIRING IN 1996
- -------------------------------------------------------------------------------

   Paul F. Miller, Jr.

   Age: 66                                                Director since 1985
   Senior Partner in Miller, Anderson & Sherrerd, an investment management firm, from 1969 until his retirement in December, 1991. A director of Hewlett-Packard Co., The Mead Corporation, Rohm and Haas Co., LTCB-MAS,
   Inc. and Century IV; Trustee, University of Pennsylvania, The Ford
   Foundation and The Colonial Williamsburg Foundation.
- -------------------------------------------------------------------------------

   Harry J. Wilkinson

   Age: 56                                                Director since 1986
   President and Chief Operating Officer of the Company since prior to 1989.
   A director of Drexelbrook Engineering Co. and Flexible Circuits, Inc.
- -------------------------------------------------------------------------------

   Eric M. Ruttenberg

   Age: 38                                                Director since 1991
   Executive Vice President of Tinicum Investors, L.P., an investment management company, since prior to 1989. A director of Kollmorgen
   Corporation, Eastman Machine Co., REXA Corporation and Environmental Strategies Corporation; Trustee, Mount Sinai Medical Center.
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
          Board Meetings, Committees and Compensation of Directors
- -------------------------------------------------------------------------------
       During 1993, there were nine meetings of the Board of Directors of the Company. Throughout 1993 there was an Executive Compensation and Stock
   Option Committee, a Directors Committee and an Audit Committee.

       The Executive Compensation and Stock Option Committee, composed of Messrs. Miller (Chairman), Lubin, Menke, Ruttenberg and Skinner, held two meetings in 1993. Its function is to fix the salaries and other compensation of all officers and key executives of the Company other than the Chief Executive Officer and the President of the Company (whose compensation is fixed by the Board of Directors), to evaluate the Company's executive compensation programs to insure that they remain effective in retaining and attracting managerial talent, and to administer certain of the Company's executive incentive compensation and stock option plans, including the granting of awards as provided in those plans.

       The Directors Committee of the Board of Directors, composed of Messrs. Skinner (Chairman), Lubin, Menke, Ruttenberg and Selby (until November 30, 1993, and thereafter, Mr. Grigg), held one meeting in 1993. Its functions are to nominate candidates for election to the Board of Directors, recommend nominees for service on its standing committees, review programs for senior management succession, make recommendations to the Board on matters of directors' compensation, benefits, retirement and tenure policy, and consider nominees for director recommended by shareholders.

       The Directors Committee will consider shareholder nominations under the Company's By-laws as approved by shareholders. To be considered, notice of a nomination must be received not less than 60 days before the date of the relevant Annual Shareholders' Meeting. Such notice must include (i) the name and address of the nominating shareholder, (ii) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, (iii) the name, age, business and residence addresses and principal occupation of such proposed nominee, (iv) a description of any and all arrangements or understandings between the shareholder and each proposed nominee, (v) such other information as would be required by the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and (vi) the signed consent of each such individual to serve as director if elected. The Board may require any proposed nominee to furnish other information reasonably required to determine the proposed nominee's eligibility and qualifications to serve as a director. Under Pennsylvania law, to be eligible, a nominee must be an individual 18 years of age or older. Factors relevant to a nominee's qualifications would include his or her experience or lack thereof in managing business enterprises, service on other boards of directors, potential or actual conflicts of interest, expertise in a field related to the Company's business, criminal record and other similar information. If the Board (after affording the shareholder a reasonable opportunity to cure any deficiency in the original notice) determines that an individual was not proposed in accordance with the By-laws, then such individual would not be eligible for nomination and election as a director. If a nominee is determined to have been properly proposed by a shareholder, and the Directors Committee determines not to nominate the person, the shareholder proposing such person may nominate the candidate at the meeting. A copy of the Company's By-laws specifying the requirements for nominations for director will be furnished to any shareholder without charge upon written request to the Secretary of the Company.

       The Audit Committee of the Board of Directors, composed of Messrs. Menke (Chairman), Hallowell, Lubin, Miller and Skinner, held two meetings in 1993. Its functions include meeting periodically with the Company's management, internal auditors and independent certified public accountants to review with each whether they are properly discharging their respective responsibilities. In addition, this committee is responsible for recommendations to the Board of Directors in the selection and retention of the Company's independent certified public accountants, for establishing the scope of their accounting services and for approval of related fees.

       In 1993, all of the directors attended more than 75% of the aggregate of the meetings of the Board and the committees of the Board on which they served.

- -------------------------------------------------------------------------------
                             Executive Compensation
- -------------------------------------------------------------------------------

       The following table sets forth, for the Company's fiscal years ended December 31, 1991 through 1993, the total annual and long-term compensation of the Chairman and Chief Executive Officer and the four other most highly compensated executive officers other than the Chairman and Chief Executive Officer (the "Named Officers").

- -------------------------------------------------------------------------------

                          Summary Compensation Table
- -------------------------------------------------------------------------------

                                                                                 Long-Term
                                                Annual Compensation             Compensation
- ----------------------------------------------------------------------------------------------------------------

                                                                                    Awards
- ----------------------------------------------------------------------------------------------------------------
                                                                                   Securities
                                                                   Other Annual    Underlying         All Other
            Name and                        Salary    Bonus        Compensation     Options         Compensation
        Principal Position       Year       ($)(1    ($)(2)           ($)(3)          (#)              ($)(4)
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------
  Charles W. Grigg(5)            1993       33,333         0         1,000         150,000                0
    Chairman and Chief           1992            0         0             0               0                0
    Executive Officer            1991            0         0             0               0                0
- ----------------------------------------------------------------------------------------------------------------
  John R. Selby(6)               1993      486,827         0        61,851               0           57,922
    Chairman and                 1992      468,450         0        46,501               0           15,810
    Chief Executive Officer      1991      417,500         0        39,588          23,900           13,777
- ----------------------------------------------------------------------------------------------------------------
  Harry J. Wilkinson             1993      293,333         0        39,571               0            7,012
    President and                1992      277,183         0        20,351               0            6,526
    Chief Operating Officer      1991      273,750    70,500        16,824          15,600            4,253
- ----------------------------------------------------------------------------------------------------------------
  Edward H. Kottcamp, Jr.(7)     1993      209,667         0        18,216               0            4,252
    Group Vice President,        1992      204,083         0        13,765               0            4,116
    Materials and Technology     1991      195,000    22,000        11,630          11,100            3,892
- ----------------------------------------------------------------------------------------------------------------
  Arthur B. Belden(8)            1993      177,000         0         8,675               0            1,357
    Vice President,              1992      169,667         0         5,610               0            1,290
    Finance                      1991      158,750    36,000         4,182           9,200            1,185
- ----------------------------------------------------------------------------------------------------------------
  John P. McGrath                1993      149,333         0         4,654               0            1,853
    Vice President,              1992      144,083         0         2,811               0            1,769
    Corporate Services           1991      135,833    24,000         2,218           7,800            1,644
- ----------------------------------------------------------------------------------------------------------------

   1. Amounts shown include amounts deferred by the Named Officers under the Company's Executive Deferred Compensation Plan.
   2. Amounts shown reflect payments to the Named Officers under the Company's Management Incentive Plan.
   3. Amounts shown include directors' fees for 1993 through 1991, respectively as follows for Mr. Grigg - $1,000, 0, 0; for Mr. Selby - $6,000, $6,000 and $5,700; and for Mr. Wilkinson - $7,000, $6,000, and
      $5,700. Amounts shown also reflect, for each of the Named Officers, interest accrued in excess of 120% of the applicable federal long-term rate with respect to the Company's Executive Deferred Compensation Plan.
   4. Amounts shown include payments by the Company to each of the Named Officers for term life insurance and, in the case of Mr. Wilkinson, deemed compensation under a Split Dollar Life Insurance Plan, for the years 1993 through 1991, respectively, as follows: $881, $758, and

      $635. Mr. Selby was also a beneficiary of this plan, but is not deemed to have received compensation thereunder for the covered years. In the case of Mr. Selby, the amount shown for 1993 includes $41,250, which he was paid under the Consulting Agreement described in note 6 below.
   5. Amounts shown reflect compensation for Mr. Grigg as of December 1, 1993, the date when he became Chairman and Chief Executive Officer of the Company.
   6. Mr. Selby retired, effective November 30, 1993. In connection with Mr. Selby's retirement, the Company entered into a Consulting Agreement with him for the period from December 1, 1993 through August 31, 1994. His compensation under this Agreement for December, 1993 was $41,250, and for the period from January 1, 1994 through August 31, 1994 is $20,833 per month. The Consulting Agreement includes a provision whereby Mr. Selby will not compete with the Company during the period from December 1, 1993 through August 31, 1995.
   7. Mr. Kottcamp resigned as an executive officer, effective December 31, 1993. Under the Company's Senior Executive Severance Plan (described below), he may remain an employee for up to one year.
   8. Mr. Belden resigned as an executive officer, effective January 31, 1994. Under the Company's Senior Executive Severance Plan (described below), he may remain an employee for up to one year.
   ----------
     The following tables provide information concerning the number and value of option grants during the last year and the number and value of options to purchase the Company's Common Stock held by each of the Named Officers as of December 31, 1993. No option grants were made during 1993 to the Named Officers, with the exception of Mr. Grigg, who received an option grant of 150,000 shares of the Company's common stock on December 1, 1993, upon being elected Chairman and Chief Executive Officer of the Company. All options outstanding were granted under the SPS 1988 Long Term Incentive Stock Plan at 100% of the fair market value of the Company's Common Stock on the date of grant. The vesting provisions of the options are determined by the Executive Compensation and Stock Option Committee.

- -------------------------------------------------------------------------------
                           Option Grants in Last Year
- -------------------------------------------------------------------------------

                                                                                    Potential Realizable Value
                                                                                    at Assumed Annual Rates of
                                                                                   Stock Price Appreciation for
                                     Individual Grants                                     Option Term
- -----------------------------------------------------------------------------------------------------------------------
                                           % of
                                           Total
                                          Options
                           Number of      Granted
                           Securities       to
                           Underlying    Employees    Exercise
                            Options       in Last      Price      Expiration
     Name                   Granted        Year        ($/Sh)        Date           5%($)           10%($)
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------

  Charles W. Grigg(1)        150,000       100%        21.6250     Nov. 30, 2003   2,040,000       5,169,700
- -----------------------------------------------------------------------------------------------------------------------
  John R. Selby                 0            0             -             -              -               -
- -----------------------------------------------------------------------------------------------------------------------
  Harry J. Wilkinson            0            0             -             -              -               -
- -----------------------------------------------------------------------------------------------------------------------
  Edward H. Kottcamp, Jr.       0            0             -             -              -               -
- -----------------------------------------------------------------------------------------------------------------------
  Arthur B. Belden              0            0             -             -              -               -
- -----------------------------------------------------------------------------------------------------------------------
  John P. McGrath               0            0             -             -              -               -
- -----------------------------------------------------------------------------------------------------------------------

  (1) Mr. Grigg received an option grant under the SPS 1988 Long Term Incentive Stock Plan ("Plan") on December 1, 1993, upon being elected Chairman and Chief Executive Officer of the Company. No portion of the grant is exercisable until December 1, 1994. Except as provided to the contrary below or upon a Change of Control, as provided in the Plan, the option grant shall not vest or become exercisable until November 30, 2000. In the event the closing sale price of the Company's common shares, as reported on the New York Stock Exchange Composite Tape, equals or exceeds the target price set forth below for at least forty-five trading days in any period of sixty consecutive trading days, then the number of options set forth opposite such target price shall thereupon become vested and exercisable:

      Target Price           Number of Options Vested and Exercisable
- -------------------------------------------------------------------------------
       $28.125                                45,000
       $34.60                                 45,000
       $43.25                                 60,000

   In the event of a Change of Control, all options become immediately vested in full for the period of their remaining terms. The Stock Option Agreement contains certain resale restrictions. The total number of common shares issued pursuant to the option grant (150,000) shall not be sold more quickly than as follows:

               Time Period               Cumulative Percent Which May Be Sold
           ------------------------------------------------------------------
           12/1/93 to 11/30/94                             0%
           12/1/94 to 11/30/95                            20%
           12/1/95 to 11/30/96                            40%
           12/1/96 to 11/30/97                            60%
           12/1/97 to 11/30/98                            80%
          12/1/99 and thereafter                         100%
- ------------------------------------------------------------------------------
          Aggregated Option Exercises and Year-End Option Value Table
- ------------------------------------------------------------------------------

                                                                    Number of      Value of Unexercised
                                                                   Unexercised       "In-the-Money"
                                                                   Options at      Options at Year-End
                                                                    Year-End              ($)(1)
                                        Number of
                                         Shares        Dollar
                                       Acquired on     Value      Exercisable/         Exercisable/
                 Name                   Exercise      Realized    Unexercisable       Unexercisable
- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------
           Charles W. Grigg                 0            0          0/150,000              0/0
- -------------------------------------------------------------------------------------------------------
            John R. Selby                   0            0          87,317/0               0/0
- -------------------------------------------------------------------------------------------------------
          Harry J. Wilkinson                0            0          59,283/0               0/0
- -------------------------------------------------------------------------------------------------------
       Edward H. Kottcamp, Jr.              0            0          30,660/0               0/0
- -------------------------------------------------------------------------------------------------------
           Arthur B. Belden                 0            0          26,250/0               0/0
- -------------------------------------------------------------------------------------------------------
           John P. McGrath                  0            0          26,444/0               0/0
- -------------------------------------------------------------------------------------------------------

1. At the end of 1993, the price of the Company's Common Stock was less than the various option exercise prices.

- ------------------------------------------------------------------------------
 Pension Benefits
- ------------------------------------------------------------------------------
       The following table shows the amount of the total annual pension which a Named Officer (with the exception of Mr. McGrath) would receive at age
   65 for the years-of-service indicated under (i) the Company's Retirement Income Plan (RIP), a qualified plan in which the benefit is based upon the highest average pensionable earnings for any five-year period preceding retirement and years-of-service, and is integrated with up to 50% of primary social security benefits; (ii) the Benefit Equalization Plan
   (BEP), a non-qualified unfunded plan which makes up retirement benefit reductions under RIP due to ceilings established by the Internal Revenue
   Code and/or reductions due to participation in the Executive Deferred Compensation Plan; and (iii) the Supplemental Executive Retirement Plan
   (SERP), a non-qualified unfunded plan in which an enhanced retirement benefit is accrued based upon highest average pensionable earnings and years-of-service.
- ------------------------------------------------------------------------------
                    Pension Plan Table
- ------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------
                                                              Years of Service
- ---------------------------------------------------------------------------------------------------
           Average Pensionable
               Earnings for
             Five-Year Period              5 Years    10 Years    20 Years    30 Years    40 Years
           Preceding Retirement            Service    Service     Service     Service     Service
- ---------------------------------------------------------------------------------------------------
                 $150,000                  $27,270    $ 49,770    $ 88,770    $103,770    $103,770
- ---------------------------------------------------------------------------------------------------
                  200,000                   31,770      61,770     113,770     133,770     133,770
- ---------------------------------------------------------------------------------------------------
                  250,000                   36,270      73,770     138,770     163,770     163,770
- ---------------------------------------------------------------------------------------------------
                  300,000                   40,770      85,770     163,770     193,770     193,770
- ---------------------------------------------------------------------------------------------------
                  350,000                   45,270      97,770     188,770     223,770     223,770
- ---------------------------------------------------------------------------------------------------
                  400,000                   49,770     109,770     213,770     253,770     253,770
- ---------------------------------------------------------------------------------------------------
                  450,000                   54,270     121,770     238,770     283,770     283,770
- ---------------------------------------------------------------------------------------------------

       Pensionable earnings with respect to the Named Officers are based solely on the amounts shown in the salary column of the Summary Compensation Table.

       As of December 31, 1993, the years of credited service for the Named Officers were as follows: C. W. Grigg - 0; J.R. Selby - 22; H.J. Wilkinson
   - 28; E.H. Kottcamp, Jr. - 6; A.B. Belden - 20; J . P. McGrath - 35.

       The total annual payments represent the straight life annuity amounts payable at age 65 including primary social security benefits and benefits provided under RIP, BEP and SERP, for the years-of-service indicated in the Pension Table.

       J. R. Selby, a Named Officer, retired as of November 30, 1993 after 22 years and received lump sum payments of his pension benefits under the three retirement plans as follows: (i) under the RIP - $779,558; (ii) under the BEP - $698,799; and (iii) under the SERP - $994,542.

       The following table shows the total amount of annual pension which Mr. McGrath would receive at age 65 for the years-of-service indicated under the RIP and the BEP (described above).
- ------------------------------------------------------------------------------
                               Pension Plan Table
- ------------------------------------------------------------------------------
                                                         Years of Service
- ------------------------------------------------------------------------------
                Average Pensionable                  35 Years        45 Years
                   Earnings for                       Service         Service
                 Five-Year Period
               Preceding Retirement
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------
                    $125,000                         $ 52,490        $ 58,740
- ------------------------------------------------------------------------------
                     150,000                           64,365          71,865
- ------------------------------------------------------------------------------
                     175,000                           76,240          84,990
- ------------------------------------------------------------------------------
       The total annual payments represent the straight life annuity amounts payable at age 65 including primary social security benefits and benefits provided under RIP and BEP, for the years-of-service indicated in the
   Pension Table.
- ------------------------------------------------------------------------------
   Compensation of Directors
- ------------------------------------------------------------------------------
       Each director who is not an employee of the Company receives an annual retainer of $17,000 plus a fee of $1,000 for each meeting of the Board of Directors or one of its committees attended by him. Each director who is an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors attended by him. A director who is not a participant in any of the Company's qualified retirement plans and who retires at or after age 70 with 5 or more years of service will receive annually during his lifetime an amount equal to the annual retainer in effect as of the date of his retirement. Any such director who retires at or after age 65 with 10 or more years of service will receive annually a similar amount during his lifetime, or a pro rata amount if the director's service is for less than 10 years. Any non-employee director may elect to receive discounted price stock options in lieu of all or a portion of his annual retainer under the SPS 1988 Long Term Incentive Stock Plan.
- ------------------------------------------------------------------------------
   Employment Contracts and Termination of Employment and Change of Control Arrangements
- ------------------------------------------------------------------------------
       The Company has entered into an Employment Agreement with Mr. Grigg commencing on December 1, 1993 and continuing until his termination of employment with the Company or his retirement at age 65. The Agreement provides for an annual base salary in the first year of $400,000, with an increase on each subsequent December 1 of an amount equal to at least the percentage increase in the Consumer Price Index for the Philadelphia
   Region. The Employment Agreement also provides for an incentive bonus payment of $150,000 for the first year, and eligibility to participate in the Company's Management Incentive Plan thereafter. The Agreement further provides for a payment of up to $25,000 plus any federal and state income tax liability for purchase of an automobile from his previous employer. He is eligible to participate in all executive benefit plans, stock option programs and employee fringe benefits during his employment with the Company. The Employment Agreement contains severance provisions whereby, upon a "change of control" (as defined in the Executive Severance
   Agreement described below), the provisions under such Severance Agreement govern; upon termination of employment by Mr. Grigg, or by the Company for "cause" (as defined in the Employment Agreement) or upon death, disability or retirement, he is entitled only to the benefits accrued under the specific benefit plans in which he participates; and upon termination of employment by the Company without "cause," if within the first three years of employment, he is entitled to 200% of his base salary then in effect plus such benefits to which he would have been entitled under the Company's Senior Executive Severance Plan (described below) as if he were a participant, and if after three years of employment, the benefits provided in the Senior Executive Severance Plan (described below). Mr. Grigg is subject to a non-competition provision during the term of his employment with the Company and for a period of two years thereafter.

       The Company has entered into an Executive Severance Agreement ("Agreement") with each of the Named Officers. The Agreement provides that if a "triggering termination" of employment (as defined in the Agreement) occurs within three years after a "change of control" of the Company (as defined in the Agreement), then the employee is entitled to receive within 15 days after the employee's termination date, among other benefits, cash in an amount equal to two times the sum of the employee's annual base salary plus the incentive bonus awards earned by or allocated to the employee in the previous fiscal year under each of the Company's Management Incentive Plan (MIP) and Executive Incentive Plan (EIP). A "triggering termination" generally includes a termination of employment initiated by the Company for any reason other than a disability qualifying the employee for benefits under the Company's Long Term Disability Plan, or for "cause" (as defined in the Agreement), or by the employee for certain reasons set forth in the Agreement.

       Upon a "triggering termination," the employee will also be entitled to receive the appreciated value of all the employee's stock options outstanding and unexercised as of the termination date (whether or not vested), any unpaid salary, all incentive bonus awards payable to, earned by or allocated to the employee under the MIP and EIP, and all amounts deferred by the employee under any incentive plan and under the Company's Executive Deferred Compensation Plan. The employee will also receive two additional years of credited service under each of the Company's RIP, BEP and SERP, and will, for two years, continue to receive certain insurance benefits on a cost-sharing basis. The employee's benefits from BEP and SERP are payable in a lump sum within 15 days after the termination date. Any restrictions remaining on restricted shares that may have been awarded to the employee lapse, and the employee will own such shares free and clear of any Company-imposed restriction. Any non-competition agreements (including non-compete provisions of the EIP and MIP) terminate; however, the employee will continue to be bound by the confidentiality provisions of the Agreement. Each Agreement provides for compensation to the employee for any adverse effect of payments under the Agreement determined to be "excess parachute payments," as defined in the Internal Revenue Code.

       Pursuant to the Company's Senior Executive Severance Plan (SESP), each of the Named Officers would receive certain compensation and benefits in the event of termination of employment with the Company, without a change of control, for any reason other than for "cause" (as defined in the SESP) or a disability which qualifies the participant for benefits under the Company's Long Term Disability Plan, or if initiated by the participant, upon the occurrence of certain events described in the SESP. Upon such termination, the participant is entitled to receive (among other benefits) the base salary in effect prior to the termination date for a period of up to 12 months, all bonuses earned under the MIP and EIP for completed and uncompleted (pro rata) periods, and all amounts deferred under the Company's Executive Deferred Compensation Plan. The participant will remain on the Company's payroll for up to 12 months, during which all employee benefits to which the participant was entitled prior to the termination will continue, and the participant will be entitled to professional outplacement services. At the end of the 12-month period, the participant will be vested in the Company's BEP and SERP (if a participant) and will be entitled to receive a lump sum payment of these retirement benefits. Restrictions on restricted shares, if any, issued to the participant lapse. The participant is prohibited from competing with the Company during the 12-month period following termination of employment. If the participant is employed by a competitor of the Company without the Company's consent, the ongoing benefits described above cease as of the date of such employment. If the participant is employed on a full-time basis by other than a competitor, the ongoing benefits cease either as of the date of such employment or six months, whichever is later. In the event an employee receives a payment under the Agreement, he is not eligible to receive any payment under the SESP. The Company has agreed that the SESP will not be terminated or amended to reduce or eliminate the benefits granted to certain employees, including the Named Officers. The SESP provides for additional compensation to the participant if any plan payment is subject to an excise or similar tax under the Internal Revenue Code.

       In addition, the Company offers retiring executives (including the Named Officers) an agreement pursuant to which, under certain circumstances, the Company would be required to pay in a lump sum all amounts otherwise payable periodically to them under any plan of, or agreement with, the Company. Such lump sum payment would be made only if, within three years after a "change of control" (as defined in such agreement), there is a change in two of the top three executive officers of the Company designated in such agreement. To date, no such agreements are in effect.

       For a discussion of payments received by a Named Officer upon his retirement at year-end 1993, refer to the discussion following the Pension Plan Table.
- ------------------------------------------------------------------------------
            Compensation Committee Report on Executive Compensation

                            Overview and Philosophy
- ------------------------------------------------------------------------------
       The Executive Compensation and Stock Option Committee of the Board of Directors ("Compensation Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies.
   In addition, the Compensation Committee annually recommends to the full
   Board the compensation to be paid to the Chief Executive Officer and President, and determines the compensation of each of the other executive officers of the Company. The Compensation Committee is free to engage and consult with outside compensation consultants as it sees fit and generally has access to independent compensation data.

       The objectives of the Company's executive compensation program are to:

        * Emphasize long-term performance and increases in shareholder value.
        * Provide base compensation and benefit levels that are competitive with those in the markets in which the Company competes for executive personnel.
        * Reward executives for the achievement of short-term and long-term financial goals and the enhancement of shareholder value.
        * Support a performance-oriented environment by providing incentive compensation that changes in a consistent and predictable way with both the financial performance of the Company and management performance in support of strategic objectives.
        * Provide a long-term and career-oriented compensation environment.
        * Offer meaningful and competitive retirement and supplemental benefits that are consistent with the Company's objective of retaining key employees.

       The executive compensation program provides a compensation package that is competitive with that offered by similar companies. The Company periodically reviews the competitive practices of companies in the fabricated metals, durable manufacturing and other industries, as well as with a broader group of companies of comparable size and complexity.
   Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal or an individual's circumstances.
- ------------------------------------------------------------------------------
   Executive Officer Compensation
- ------------------------------------------------------------------------------
       Executive officer compensation is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific benefits designed to provide remuneration for career service, and various benefits, including medical, life insurance and savings plans generally available to employees of the Company.
- ------------------------------------------------------------------------------
   Base Salary
- ------------------------------------------------------------------------------
       Base salary levels for the Company's executive officers are competitively set relative to certain companies in the fabricated metals, durable manufacturing and other industries as well as other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific expertise beneficial to the Company.
- ------------------------------------------------------------------------------
   Incentive Compensation
- ------------------------------------------------------------------------------
       The Company's incentive programs are intended to provide incentives to achieve financial and individual objectives, and to reward exceptional performance. The Management Incentive Plan is the Company's annual incentive program for executive officers and key managers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash bonus to executives for the attainment of annual financial and individual goals. Threshold, target and maximum goals for total Company and individual business unit performance are set by the Compensation Committee at the beginning of each fiscal year.
- ------------------------------------------------------------------------------
   Equity-Based Compensation
- ------------------------------------------------------------------------------
       The equity-based compensation component of the Company's executive compensation program is oriented toward the achievement of increasing shareholder value over the long term. This component of the program - the
   SPS 1988 Long Term Incentive Stock Plan - provides for grants of stock options which align the executive's awards with future shareholder gains. These grants enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.
- ------------------------------------------------------------------------------
   Executive Benefits
- ------------------------------------------------------------------------------
       The benefit component of executive compensation is designed to provide executives with adequate and meaningful retirement benefits which are reflective of the benefits offered in comparable companies, and which encourage career-service orientation of the Company's executives. In addition, other benefits such as perquisites are rigidly controlled and minimized. The amount of such perquisites, as determined in accordance with rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 1993.
- ------------------------------------------------------------------------------
   Chief Executive Officer Compensation
- ------------------------------------------------------------------------------
       The compensation of the Chief Executive Officer (CEO) is fixed by the full Board of Directors (other than the CEO) consistent with the practices described above. Factors considered by the Board of Directors in deciding the compensation of the CEO are generally subjective. Mr. Selby received the same base salary during 1993 as the previous year, and he received no bonus during 1993. Mr. Grigg's annual base salary was set by the Board of Directors at $400,000, which amount was set to be competitive with companies of similar size and complexity. Mr. Grigg, in his first year of employment, will earn a fixed bonus of $150,000.

       Members of the Executive Compensation and Stock Option Committee - Paul F. Miller, Jr., Chairman; Dr. John F. Lubin; Allen C. Menke; Eric M. Ruttenberg and F. James Skinner.

- ------------------------------------------------------------------------------
                         Common Stock Performance Graph
- ------------------------------------------------------------------------------
       The graph set forth below shows the cumulative shareholder return
   (i.e., price change plus reinvestment of dividends) of the Company's
   Common Stock during the five-year period ended December 31, 1993, as compared to the Standard and Poor's 500 Index and the Standard and Poor's Diversified Manufacturing Index.

              Comparison of Five-Year Cumulative Total Return for
                   SPS, the S&P Index and the S&P Diversified
                         Industrial Manufacturing Index
                           (see notes 1 and 2 below)

           -|--------------------------------------------------------------|-
            |                                                              |
      200  -|                                                             *|
            |                                                              |
            |                                                 *           $|
            |                                     *                        |
D     160  -|                                                              |
O           |                                                 $            |
L           |                                     $                        |
L           |           *            *                                     |
A     120  -|                                                              |
R           |           $            $                                     |
S           |*&$                                                           |
            |           &                                                  |
       80  -|                                                              |
            |                                     &                        |
            |                                                 &           &|
            |                        &                                     |
       40  -|-----------|------------|------------|-----------|------------|-
          1988         1989         1990         1991        1992        1993

* = S&P 500 Index    & = SPS Technologies, Inc.    $ = S&P Manufacturing Index

                            1988     1989     1990     1991     1992     1993
                            ----     ----     ----     ----     ----     ----
S&P 500 Index             $100.00  $131.70  $127.62  $166.54  $179.20  $197.30
SPS Technologies, Inc.     100.00    98.80    51.18    67.50    55.62    50.30
S&P Manufacturing Index    100.00   111.80   110.79   135.83   147.24   178.47

Notes:
   (1) Total return assumes reinvestment of dividends.

   (2) The above graph assumes $100 was invested on December 31, 1988 in SPS Technologies Common Stock, the S&P 500 Index and S&P Diversified Industrial Manufacturing Index. The values shown in the graph above are as of the end of each period indicated. Raw data for the S&P 500 Index and S&P Diversified Manufacturing Index are supplied by S&P.

- ------------------------------------------------------------------------------
                    Independent Certified Public Accountants
- ------------------------------------------------------------------------------
       Coopers & Lybrand, the Company's independent certified public accountants for the year 1993, has been selected to continue for the year 1994. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.
- ------------------------------------------------------------------------------
                           Proposals of Shareholders
- ------------------------------------------------------------------------------
       Under the Company's By-laws, notice of any proposal to be presented by any shareholder at a meeting must be received by the Secretary of the Company not less than 60 days in advance of the meeting. The notice must include the text of the proposal to be presented, a brief written statement of the reasons why such shareholder favors the proposal, the name and address of record of the proposing shareholder, a representation that the shareholder is entitled to vote at the meeting and intends to appear at the meeting, in person or by proxy, the number of shares of stock beneficially owned by such shareholder and any material interest of such shareholder in the proposal (other than as a shareholder). A copy of the Company's By-laws specifying these requirements will be furnished to any shareholder without charge upon written request to the Secretary.

       Under the rules of the Securities and Exchange Commission, shareholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Shareholders to be held in 1995 must submit such proposals so as to be received by the office of the Secretary, SPS Technologies, Inc., 101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, no later than November 22, 1994.

                                         Aaron Nerenberg
                                         Secretary

   April 22, 1994

- ------------------------------------------------------------------------------
      Upon written request to the office of the Secretary,
      SPS Technologies, Inc.,
      101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046,
      the Company will provide, without charge, to any shareholder solicited hereby, a copy of its Annual Report on Form 10-K, including the financial  statements and the schedules thereto.
- ------------------------------------------------------------------------------

   (LOGO)                    SPS TECHNOLOGIES, INC.                     PROXY
                              Jenkintown, PA 19046

          This Proxy is Solicited on Behalf of the Board of Directors


       The undersigned hereby constitutes and appoints Charles W. Grigg and Harry J. Wilkinson or either of them, proxies, with full power of substitution, to represent and to vote as specified on the reverse side hereof all of the shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SPS Technologies, Inc. to be held at 17 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania in the Forum Room (eighth floor), on Monday, May 23, 1994, at 10:00 a.m., local time, and any adjournments on postponements thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, IN THE MANNER STATED IN THE PROXY STATEMENT.


   Please mark, sign and date this proxy card on the reverse side hereof and return it promptly using the enclosed envelope.

   1. ELECTION OF DIRECTORS:

    VOTE FOR               WITHHOLD
all nominees listed       AUTHORITY
 (except as marked     to vote for all
 to the contrary)      nominees listed
     / /                   / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees:
CLASS II: John F. Lubin and Raymond P. Sharpe

2. DISCRETION IS GRANTED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

   The undersigned hereby revokes any proxy heretofore given for and meeting and ratifies and confirms all that the named proxies shall do by virtue hereof. The undersigned has received the Notice of said meeting including the Proxy Statement and the 1993 Annual Report.

                                  DATE: ------------------------------ , 1994

                                  -------------------------------------(Seal)
                                                 Signature

                                 --------------------------------------(Seal)
                                                 Signature

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------------------
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- ---------------------------------------------